American Century Quantitative Equity Funds, Inc. Prospectus Supplement Income & Growth Fund
Supplement dated March 31, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

Kurt Borgwardt, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1990.

Zili Zhang, Senior Vice President, Portfolio Manager and Director of Quantitative Research, has been a member of the team that manages the fund since 2002.

The following replaces The Fund Management Team section on page 8 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Kurt Borgwardt

Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1990.  He became a portfolio manager in 1997. He has a bachelor’s degree in English literature from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

Zili Zhang

Dr. Zhang, Senior Vice President, Portfolio Manager and Director of Quantitative Research, has been a member of the team that manages the fund since 2002. He joined American Century Investments in 1997 and became a portfolio manager in 2002. He has a bachelor’s degree in physics from University of Science and Technology of China and a Ph.D. in theoretical physics from the University of Texas at Austin.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-68045   1003